EXHIBIT 10.8

                    MEMBERS LIMITED RECOURSE PLEDGE AGREEMENT


     PLEDGE AGREEMENT, dated as of May 23, 1996, made by each of the corporations (each, a "Corporate Pledgor") and individuals (each, an "Individual Pledgor") that are signatories hereto (collectively, the "Pledgors") in favor of CHEMICAL BANK, as Administrative Agent (in such capacity, the "Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit and Guarantee Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Remington Products Company, L.L.C., a Delaware limited liability company (the "Company"), Remington Consumer Products, Limited, a corporation organized and existing under the laws of the United Kingdom (the "UK Borrower"), the Acquisition Subsidiaries (as defined in the Credit Agreement) from time to time parties thereto (together with the Company and the UK Borrower, the "Borrowers"), such Lenders, Fleet National Bank and Banque Nationale de Paris, as co-documentation agents, and the Agent. Each Corporate Pledgor and Individual Pledgor is referred to herein as a "Pledgor."

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein, to be evidenced (in part) by the Notes issued by the Borrowers under the Credit Agreement;

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and other extensions of credit to the Borrowers under the Credit Agreement that each Pledgor shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Lenders;

     WHEREAS, each Pledgor is a member of the Company and it is to the advantage of each Pledgor that the Lenders make the extensions of credit to the Company; and

     WHEREAS, each Pledgor is the legal and beneficial owner of the Pledged Interests (as hereinafter defined) indicated next to its name on Schedule 1.


     NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and other extensions of credit to the Borrowers under the Credit Agreement, each Pledgor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:


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     1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the
Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b) The following terms shall have the following meanings:

          "Agreement": this Pledge Agreement, as the same may from time to time be amended, supplemented or otherwise modified from time to time.

          "Collateral": all the Pledged Interests.

          "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in paragraph 8(a).

          "Interests": (i) all right, title and interest, now existing or hereafter acquired, of any Person in the Issuer, but not any of its obligations from time to time as a member (unless the Agent shall become a member as a result of its exercise of remedies pursuant to the terms hereof) of the Issuer; (ii) any and all moneys due and to become due to any Person now or in the future by way of a distribution made to such Person in its capacity as the owner of an interest in the Issuer; (iii) any other property of the Issuer to which any Person now or in the future may be entitled in its capacity as a member of or the owner of an interest in the Issuer by way of distribution, return of capital or otherwise; (iv) any other claim which any Person now has or may in the future acquire in its capacity as a member of or the owner of the Issuer and its property; and
     (v) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

          "Issuer": the company identified on Schedule 1 attached hereto as the issuer of all the Pledged Interests.

          "LLC Agreement": the Amended and Restated Limited Liability Company Agreement of Remington Products Company, L.L.C., dated as of May 16, 1996 and as amended from time to time.

          "Obligations": the collective reference to all obligations and liabilities of the Borrowers in respect of the unpaid principal of and interest on the Loans, the Letters of Credit (including, without limitation, any Reimbursement Obligations) and all other obligations and liabilities of each of the Borrowers to the Agent or the Lenders (including, without limitation, interest accruing after the maturity of the Loans and L/C Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed


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     in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrowers or the Guarantors pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

          "Pledged Interests" with respect to a Pledgor, the Interests pledged by it hereunder.

          "Primary Pledged Interests" with respect to a Pledgor, (i) in the case of Vestar Shaver Corp. or Vestar Razor Corp., 100% of the Interests owned by such Pledgor and (ii) in the case of any other Pledgor, 50% of the Interests owned by such Pledgor.

          "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends, distributions or other income from any Pledged Interest, collections thereon or distributions with respect thereto.

          "Securities Act": the Securities Act of 1933, as amended.

          "Tax Distributions" means, during such time as the Issuer is treated as a partnership for United States federal income tax purposes, distributions to members from time to time in the amount equal to the amount of distributions contemplated to be made pursuant to Section 5.5 of the LLC Agreement (as in effect on the date hereof and as the same may be modified or amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 15.11(a) of the Credit Agreement), in all cases only to the extent such distributions are made in accordance with the terms of the Credit Agreement and in respect of taxes incurred by a Pledgor as a result of income of the Issuer.

          "UCC": the Uniform Commercial Code from time to time in effect in the State of New York.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.


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     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Pledge; Grant of Security Interest. Each Pledgor hereby grants to the Agent, for the ratable benefit of the Lenders, a first security interest in its Interests, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations and for all obligations and liabilities of such Pledgor that may arise hereunder.

     3. Registration of Pledge. Concurrently with the execution of this Agreement, each Pledgor shall deliver to the Agent the Initial Transaction Statement in the form of Exhibit A hereto confirming that the Issuer has registered the pledge effected by this Agreement on its books and, except for any Individual Pledgor that resides outside of the United States, shall deliver to the Agent fully completed and duly executed UCC financing statements in form suitable for filing in the jurisdictions listed on Schedule 2, appropriately describing such Pledgor's Interests as collateral security for the Obligations.

     4. Representations and Warranties. Each Pledgor represents and warrants that on the date hereof:

     (a) If (i) such Pledgor is a Corporate Pledgor, it has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral owned by it pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in such Collateral pursuant to, this Agreement; (ii) such Pledgor is an Individual Pledgor, he has sufficient capacity to execute and deliver, to perform his obligations under, and to grant the security interest in the Collateral owned by him pursuant to, this Agreement.

     (b) (i) If such Pledgor is a Corporate Pledgor: its principal place of business, chief executive office and the place where its records concerning the Collateral are kept is at the addresses for such Pledgor set forth on Schedule 3 opposite its name; it will not change its principal place of business or chief executive office or remove such records without giving the Agent at least 30 days prior written notice thereof, unless changing such principal place of business or chief executive office or removing such records would require additional action to maintain the perfection or priority of the Agent's security interest in the Collateral, in which case the express prior written consent of the Agent must be obtained (and shall not be unreasonably withheld or delayed); and it will not change its name, identity or structure in any manner which might make any financing statement filed hereunder seriously misleading unless it shall have given the Agent at least 30 days prior written notice thereof.

     (ii) If such Pledgor is an Individual Pledgor: the residence of such Pledgor and the place at which such Pledgor is located for purposes of Section 9-103 of the


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UCC is at the address set forth opposite such Pledgor's name on Schedule 4; and
suchPledgor shall not change his name or residence or the location of the Collateral unless he shall have given the Agent at least 30 days prior written notice thereof.

     (c) This Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms, and upon the taking of the actions described in Section 3 above and the filing of the financing statements described therein the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral (except, in the case of an Individual Pledgor residing outside of the United States, for actions required under the laws of the jurisdiction of such Pledgor's residence), enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase any Collateral from such Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (d) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation applicable to such Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Pledgor pursuant to any Requirement of Law or Contractual Obligation applicable to such Pledgor, except the security interest created by this Agreement.

     (e) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Pledgor), is required in connection with the execution, delivery and performance by, or the validity or enforceability against, such Pledgor of this Agreement.

     (f) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Pledgor, threatened by or against such Pledgor or against any of such Pledgor's properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

     (g) Such Pledgor's Pledged Interests are not represented by certificates.

     (h) Such Pledgor is the record and beneficial owner of, and has good and marketable title to, its Pledged Interests, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

     (i) Upon the taking of the actions described in Section 3 above and the filing of the financing statements described therein, the security interest created by this Agreement will constitute a valid, perfected first priority security interest in such Pledgor's Pledged Interests


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(except, in the case of an Individual Pledgor residing outside of the United
States, for actions required under the laws of the jurisdiction of such Pledgor's residence), enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase any Collateral from such Pledgor, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (j) The execution and delivery of this Agreement will not result in any violation of or be in conflict with or constitute a default under any term of the LLC Agreement.

     5. Covenants. Each Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

     (a) If such Pledgor shall, as a result of its ownership of its Pledged Interests, become entitled to receive or shall receive any stock certificate or Interests (including, without limitation, any certificate representing a stock dividend or a distribution or Interest in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of its Pledged Interests, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same promptly to the Agent in the exact form received, duly indorsed by such Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of its Pledged Interests (other than Tax Distributions) upon the liquidation or dissolution of the Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of its Pledged Interests or any property shall be distributed upon or with respect to its Pledged Interests pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed (other than Tax Distributions) shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of its Pledged Interests shall be received by such Pledgor (other than Tax Distributions), such Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

     (b) Without the prior written consent of the Agent, such Pledgor will not
(1) vote to enable, or take any other action to permit, the Issuer to issue any Interests, stock or other equity securities of any nature or to issue any other securities convertible into or


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granting the right to purchase or exchange for any Interests, stock or other equity securities of any nature of the Issuer other than issuances of such securities which are pledged pursuant to this Agreement, and except pursuant to options granted to management of the Company and its Subsidiaries to purchase common equity Interests of the Issuer consisting of up to 5.6% in the aggregate of all the Interests of the Issuer (on a fully-diluted basis as of the Closing
Date) (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral pledged by it hereunder except pursuant to the terms of the Management Subscription Agreement, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral pledged by it hereunder, or any interest therein, except for the security interest created by this Agreement or pursuant to the terms of the Management Subscription Agreement or (4) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Agent to sell, assign or transfer any of the Collateral pledged by it hereunder, other than this Agreement and the Management Subscription Agreement.

     (c) Such Pledgor shall maintain the security interest created by this Agreement as a first, perfected (except, in the case of an Individual Pledgor residing outside of the United States, for actions required under the laws of the jurisdiction of such Pledgor's residence) security interest free and clear of all claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Issuer, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Lien granted hereby. Such Pledgor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral pledged by it hereunder shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

     (d) The Issuer shall pay, and save the Agent and each Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, except for any such liabilities which result from the gross negligence or willful misconduct of the Agent or such Lender, as the case may be.

     6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to any Pledgor of the Agent's intent to exercise its corresponding rights pursuant to Section 7 below, such Pledgor


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shall be permitted to receive all cash dividends and distributions paid in respect of its Pledged Interests, to the extent permitted in the Credit Agreement, and to exercise all voting and membership rights with respect to its Pledged Interests; provided, however, that no vote shall be cast or membership right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, this Agreement or any other Loan Document. Notwithstanding anything to the contrary contained in this Agreement, each Pledgor shall have the right to receive and retain, from time to time and at all times, any Tax Distributions.

     7. Rights of the Lenders and the Agent. (a) All money Proceeds received by the Agent hereunder shall be held by the Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Agent in a Collateral Account (or by any Pledgor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in paragraph 8(a).

     (b) If an Event of Default shall occur and be continuing and the Agent shall give notice to a Pledgor of its intent to exercise such rights, (1) the Agent shall have the right to receive any and all cash dividends or distributions paid in respect of all the Pledged Interests of such Pledgor (other than Tax Distributions) and make application thereof to the Obligations in such order as the Agent may determine, and (2) the Agent shall have the right to have any of all of the Primary Pledged Interests of such Pledgor registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Primary Pledged Interests of such Pledgor at any meeting of members of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Primary Pledged Interests of such Pledgor as if it were the absolute owner thereof (including, without limitation, (x) the right to exchange at its discretion any and all of such Primary Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by such Pledgor or the Agent of any right, privilege or option pertaining to such Primary Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of such Primary Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine and (y) the right to terminate, amend, supplement, modify or waive performance under the LLC Agreement, including any provision of
Section 10.6 thereof), all without liability except to account for property actually received by it, but the Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     8. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of


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Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect.

     (b) If an Event of Default shall have occurred and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral (including the Primary Pledged Interests and all other Pledged Interests), or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity of redemption is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Agent account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the UCC.

     9. Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Interests pursuant to
Section 8 hereof, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Interests, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Issuer will


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(1) execute and deliver, and use its reasonable efforts to cause the managers and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Agent, necessary or advisable to register the Pledged Interests, or that portion thereof to be sold, under the provisions of the Securities Act,
(2) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Interests, or that portion thereof to be sold, and (3) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Issuer agrees to use its best efforts to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

     (b) Each Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

     (c) Each Pledgor further agrees to use its reasonable best efforts, at the cost of the Issuer, to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Interests pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law.

     (d) Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement. Notwithstanding anything to the contrary contained herein, all costs and expenses of the Agent or the Issuer in connection with any matter described in the immediately preceding sentence shall be for the account of such Pledgor.


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     10. Irrevocable Authorization and Instruction to Issuer. Each Pledgor
hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that the Issuer shall be fully protected in so complying.

     11. No Subrogation. Notwithstanding any payment or payments, if any, made by, or any loss of value by, any Pledgor as a result of the provisions of this Agreement, or any setoff or application of funds of any Pledgor by any Lender, or the receipt of any amounts by the Agent or any Lender with respect to any of the Collateral, each Pledgor shall not be entitled to be subrogated to any of the rights of the Agent or any Lender against the Company or against any other collateral security held by the Agent or any Lender for the payment of the Obligations, nor shall such Pledgor seek any reimbursement from the Company in respect of payments, if any, made by, or any loss of value by, such Pledgor in connection with this Agreement, or amounts realized by the Agent or any Lender in connection with the Collateral, until all amounts owing to the Agent and the Lenders on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Pledgor in trust for the Agent and the Lenders, segregated from other funds of such Pledgor, and shall, forthwith upon receipt by such Pledgor, be turned over to the Agent in the exact form received by such Pledgor (duly indorsed by such Pledgor to the Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

     12. Obligations Non-Recourse and Several. Notwithstanding anything to the contrary contained herein (other than the last sentence of paragraph 10(d) hereof), in any Loan Document, in applicable law or otherwise, (i) neither any Pledgor nor any of its partners, employees, officers, stockholders or directors shall have any personal, corporate or other liability for payment of the Obligations or any deficiency and (ii) the sole and exclusive remedy of the Agent and the Lenders hereunder in respect of the Obligations against any Pledgor and any of its partners, employees, officer, stockholders or directors shall be to exercise remedies against the Pledged Interests as provided herein. Neither the Agent nor any Lender may bring any action or suit against any Pledgor or any of its partners, employees, officers, stockholders or directors except (i) against a Pledgor if such action or suit is limited to breach by such Pledgor of a specific representation, warranty or obligation of such Pledgor under this Agreement or (ii) for declaratory or injunctive relief to declare the existence of the collateral security provided hereby or to protect the ability to seek such enforcement, and in no event shall any such action described in this clause (ii) seek any in personam judgment against any Pledgor or any of its partners, employees, officers, stockholders or director or any judgment for a deficiency. The representations, warranties and obligations of each Pledgor hereunder are several to such Pledgor and neither the Company nor any other Pledgor shall be liable for the breach of any such representations, warranties or obligations. Nothing contained in this Section shall be construed to impair the validity of the Obligations or this Agreement or affect or impair in any way the right of the Agent and the Lenders to exercise their rights and remedies under the Credit Agreement, the Notes and any other Loan Documents in accordance with their terms.

     13. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the security interests granted hereby, notwithstanding that, without any reservation of rights against any Pledgor, and without notice to or further assent by any Pledgor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Agent or any Lender, and the Credit Agreement, the Notes, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. Each Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Agreement; the Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Company and the Pledgors, on the one hand, and the Agent and the Lenders, on the other, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Agreement. Each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any Pledgor with respect to the Obligations. When pursuing its rights and remedies hereunder against any Pledgor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company, any other Pledgor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Company, any other Pledgor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Pledgor or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve any Pledgor (other than any such other Pledgor) of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against any Pledgor or the Collateral.

     14. Agent's Appointment as Attorney-in-Fact. (a) Each Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer, in each case in accordance with the terms of this Agreement.

     (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 14(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     15. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account, except that the Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     16. Execution of Financing Statements. Pursuant to Section 9-402 of the UCC and to the extent provided therein, each Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of such Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall, to the extent it meets the requirements of the applicable law in such jurisdiction, be sufficient as a financing statement for filing in any jurisdiction.

     17. Authority of Agent. Each Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither such Pledgor nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     18. Notices. All notices, requests and demands to or upon the Agent or any Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by overnight courier, the second Business Day after it is deposited with such courier, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          (a) if to the Agent, at its address or transmission number for notices provided in subsection 18.2 of the Credit Agreement; and

          (b) if to any Pledgor, at its address or transmission number for notices set forth under its signature below.

The Agent and each Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

     19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. Integration. This Agreement represents the agreement of each Pledgor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein.

     21. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Pledgor in any way affected thereby and the Agent, provided that any provision of this Agreement may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

     (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 21(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     22. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     23. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

     24. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     25. Termination Upon Reorganization in Connection with an IPO. Upon any reorganization of the Issuer in connection with an initial public offering, each Pledgor may contribute its interest in the Issuer to (i) a newly formed corporation or (ii) an existing corporation, in either case which has no material assets (other than equity interests in the Issuer) or material liabilities and the obligations of each Pledgor hereunder shall thereupon terminate; provided that the Agent shall have received a pledge agreement, in form and substance reasonably satisfactory to the Agent, by such new or existing corporation pledging all the interests in the Issuer (or its successor).

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                   VESTAR SHAVER CORP.


                                   By  /s/ Steven M. Silver
                                       --------------------------------
                                   Title   Secretary
                                           ----------------------------


                                   Address:    _________________________
                                               _________________________
                                               Fax:  ___________________


                                   VESTAR RAZOR CORP.


                                   By  /s/ Steven M. Silver
                                       --------------------------------
                                   Title   Secretary
                                           ----------------------------


                                   Address:    _________________________
                                               _________________________
                                               Fax:  ___________________


                                   RPI CORP. (formerly known as Remington
                                         Products, Inc.)


                                   By    /s/ Victor K. Kiam, II
                                       --------------------------------
                                         Victor K. Kiam, II

                                   Title:  President


                                   Address:    _________________________
                                               _________________________
                                               Fax:  ___________________

                                   /s/ Peter Cuneo
                                   --------------------------------------
                                   Peter Cuneo

                                   Address:    _________________________
                                               _________________________
                                               Fax:  ___________________


                                   /s/ James J. Vatrt
                                   --------------------------------------
                                   James J. Vatrt

                                   Address:    _________________________
                                               _________________________
                                               Fax:  ___________________


                                   /s/ Allen S. Lipson
                                   --------------------------------------
                                   Allen S. Lipson

                                   Address:    _________________________
                                               _________________________
                                               Fax:  ___________________

                                   /s/ Jack W. Waller
                                   --------------------------------------
                                   Jack W. Walker

                                   Address:    _________________________
                                               _________________________
                                               Fax:  ___________________


                                   /s/ H. Graham Kimpton
                                   --------------------------------------
                                   H. Graham Kimpton

                                   Address:    _________________________
                                               _________________________
                                               Fax:  ___________________


                                   /s/ Geoffrey L. Hoddinott
                                   --------------------------------------
                                   Geoffrey L. Hoddinott

                                   Address:    _________________________
                                               _________________________
                                               Fax:  ___________________

                           ACKNOWLEDGEMENT AND CONSENT


     The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of May 23, 1996 made by Vestar Shaver Corp., Vestar Razor Corp., RPI Corp. (formerly known as Remington Products, Inc.), F. Peter Cuneo, James J. Vatrt, Allen S. Lipson, Jack W. Walker, H. Graham Kimpton and Geoffrey
L. Hoddinott for the benefit of Chemical Bank, as Administrative Agent (the "Pledge Agreement"). The undersigned agrees for the benefit of the Agent and the Lenders as follows:

     1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. If requested by the Administrative Agent, the undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in paragraph 6 of the Pledge Agreement.

     3. The terms of paragraph 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                   REMINGTON PRODUCTS COMPANY, L.L.C.



                                   /s/ F. Peter Cuneo
                                   --------------------------------------

                                   Title      President
                                              ---------------------------

                                   Address for Notices:

                                   --------------------------------------

                                   --------------------------------------

                                   Telex:    ____________________________

                                   Fax:   _______________________________

                                                                    EXHIBIT A

                                     FORM OF
                          INITIAL TRANSACTION STATEMENT

                                                                    May 23, 1996

To:   Chemical Bank, as Administrative Agent
      111 West 40th Street, 10th Floor
      New York, New York  10018
      Attention:  Sandra Miklave

     This statement is to advise you that a pledge of the following membership interests in Remington Products Company, L.L.C. has been registered in the name of Chemical Bank, as Administrative Agent, as follows:

     1.   Security: Membership interests in Remington Products Company, L.L.C.

     2. Registered Owner: [PLEDGOR] Taxpayer Identification or Social Security Number (if applicable):

     3. Registered Pledgee: Chemical Bank, as Administrative Agent Taxpayer Identification Number: 134-994 650

     4. Other than the security interest described herein, there are no liens or restrictions on such membership interests and the undersigned knows of no adverse claims to which the such membership interests is or may be subject.

     5.   The pledge was registered on May __, 1996.

THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                              Very truly yours,

                              REMINGTON PRODUCTS COMPANY, L.L.C.


                              By _________________________
                              Title: